Exhibit 10.3
OMB Control No. 1505-0080

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	3
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0012	See Block 16C	W-6-W2-03-TP-R03 036
6. ISSUED BY	CODE	IRS0088	7. ADMINISTERED BY (If other than Item 6)	CODE
Internal Revenue Service 6009 Oxon Hill Road, Suite 500 Oxon Hill, MD 20745	See Item 6
8.  NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code)

OFFICIAL PAYMENTS CORPORATION       00051397
2333 SAN RAMON VALLEY BOULEVARD STE# 450
SAN RAMON, CA  945834456

OFFICIAL PAYMENTS CORPORATION

(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.
x	TIRNO-09-C-00019
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE	04/23/2009
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers  is extended,  is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
None Net Increase: $0.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER Specify type of modification and authority) Mutual Agreement Between the Parties.
E. IMPORTANT: Contractor is not,is required to sign this document and return ____ copies to the issuing office.
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is as follows:

1.  Update the Schedule of Performance for Option Year Four.

2.  All other terms and conditions remain unchanged.

Except at provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Alex P. Hart, President and CEO	DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Alex P. Hart_____________________________________ (Signature of person authorized to sign)	05/14/2012	BY __/s/ Dianne L. Goosby_________________________ (Signature of Contracting Officer)	05/15/2012
NSN 7540-01-152-8070                                                                                            30-105                                                              STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                                                                                            Computer GeneratedPrescribed by GSA
FAR (48 CFR) 53.243

TIRNO-09-C-00019 MOD# 0012

C.1O SCHEDULE OF PERFORMANCE

The Contractor shall provide a project plan (WBS) for system and application development which shall include the events and dates listed in the chart below. The dates are tentative and must be coordinated with the COR and IRS's representative authorized to perform the system security and functional application testing (IV&V). The timeframes may be modified under the COR's direction and will be updated annually as contract option years are exercised.

NOTE: All Delivered Transaction Processing Network Documentation must adhere to the current IRS/Treasury guidance.

Responsible Party	Event	Anticipated Due Dates
Contractor	Provide UNAX briefing documentation	05/12/2012
All	Annual Requirements Review for FS 2013	05/11/2012
Contractor	Provide draft WBS (including requirements, development, testing and implementation phases)	05/18/2012
IRS	Provide comments on draft WBS	05/25/2012
Contractor	Deliver base lined WBS	06/01/2012
Contractor	Deliver Initial FS 2012 Findings Report	06/01/2012
Contractor	Deliver Initial FS 2012 Marketing Report	06/01/2012
Contractor	Deliver Initial Functional Requirements/User Interface Documentation and workflow schematics; including scripts, web text & screen shots, business rules, etc.	06/29/2012
IRS	Provide initial comments on draft Functional Documentation (iterative process)	07/13/2012
Contractor	Obtain signed contracts with other participating subcontractors, if applicable	07/16/2012
Contractor	Deliver Transaction Processing Network Documentation	07/20/2012
Contractor	Deliver Final Functional Requirements/User Interface Documentation	08/17/2012
Contractor	Deliver Final Test Plans and Test Cases	08/31/2012
Contractor	Begin internal application testing	09/10/2012
Contractor	Deliver FS 2013 Marketing Plan	09/21/2012
IRS	Provide comments on Marketing Plan	09/28/2012
IRS	Provide revised credit card chargeback procedures, if applicable	10/05/2012
Contractor	Complete internal application testing	10/26/2012
Contractor	Begin full circle integrated test with IRS/TFA (subject to change)	11/02/2012
Contractor	Complete full circle test with IRS/TFA (subject to change)	11/16/2012
Contractor	Complete all testing and obtain bulk provider certification from TFA	12/10/2012

Page - 2

TIRNO-09-C-00019 MOD# 0012

Responsible Party	Event	Anticipated Due Dates
Contractor	Implement Electronic Payment Services for FS 2013	01/01/2013
IRS	Provide hyperlink from the IRS web site to the Contractor's Web page	01/08/2013
Contractor	Deliver Supplemental FS 2012 Findings Report	02/01/2013
Contractor	Deliver Supplemental FS 2012 Marketing Report	02/01/2013

Page  - 3